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                                                                  EXHIBIT 10.8


                           STANADYNE AUTOMOTIVE CORP.


                            BENEFIT EQUALIZATION PLAN


                        (EFFECTIVE AS OF JANUARY 1, 1992)










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                                TABLE OF CONTENTS

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         ARTICLE I

         Definitions............................................................................................  1

         ARTICLE II

         BEP Pension Benefits...................................................................................  3

                  2.1      BEP Pension Benefit..................................................................  3

         ARTICLE III

         Form and Commencement of Payment
           of BEP Pension Benefits..............................................................................  3

                  3.1      Form of Benefit Payment..............................................................  3

                  3.2      Commencement of Benefit Payment......................................................  4

                  3.3      Non-Alienation of Benefits...........................................................  4

                  3.4      Claims Procedure.....................................................................  4

         ARTICLE IV

         Death Benefit..........................................................................................  5

                  4.1      Amount of Survivor Benefit...........................................................  5

                  4.2      Designation of Beneficiary...........................................................  5

                  4.3      Form and Commencement of Survivor Benefit Payments...................................  5

         ARTICLE V

         Benefits Committee.....................................................................................  5

                  5.1      Fiduciary Status.....................................................................  5
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
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                  5.2      Quorum...............................................................................  5

                  5.3      Powers of Benefits Committee.........................................................  6

                  5.4      Conclusive Effect of Determination...................................................  6

                  5.5      Liability; Indemnification...........................................................  7

                  5.6      Compensation.........................................................................  7

                  5.7      Company to Provide Information.......................................................  8

                  5.8      Availability of Reports..............................................................  8

                  5.9      Conflicts of Interest................................................................  8


         ARTICLE VI

         General Provisions.....................................................................................  9

                  6.1      Benefits Payable by Company..........................................................  9

                  6.2      No Trust Fund or Segregation of Assets Required......................................  9

                  6.3      Effect on Other Plans................................................................  9

                  6.4      Amendment or Termination............................................................. 10

                  6.5      Severability......................................................................... 10

                  6.6      Status of Employment................................................................. 10

                  6.7      Payments to Incompetents............................................................. 11

                  6.8      Governing Law........................................................................ 11
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                                      -iii-
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                                   BACKGROUND

                  The Plan is intended to be an excess benefit plan providing benefits in excess of the limitations imposed by Section 415 of the Internal
Revenue Code of 1986, as amended, upon benefits of employees of the Company and its Affiliates participating in the Stanadyne Automotive Corp. Salaried Pension
Plan.

                                    ARTICLE I

                                   DEFINITIONS

                  Unless otherwise required by the context, the following terms shall have the following meanings for purposes of this Plan and any amendments thereto.

                  "Actuarial Equivalent" means an amount or benefit of equivalent current value to the amount or benefit which would otherwise be provided to or on account of a Participant, determined on the basis of the actuarial assumptions utilized for such purpose under the Pension Plan.

                  "Affiliate" has the same meaning as in Article I of the Pension Plan.

                  "Beneficiary" means the person entitled to receive, pursuant to Article IV, any Plan benefits due after Participant's death.

                  "Benefits Committee" means the members of the Retirement Plan
Committee under the Pension Plan or other persons appointed by the Board of
Directors who are responsible for the administration of the Plan in accordance with Article V.
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                  "BEP Pension Benefit" means a Participant's retirement benefit under the Plan determined in accordance with Section 2.1.

                  "Board of Directors" means the Board of Directors of the Company as constituted from time to time.

                  "Company" means Stanadyne Automotive Corp. and subsidiaries or any predecessor or successor thereto.

                  "Eligible Employee" means any employee of the Company or an Affiliate who is a participant in the Pension Plan and whose benefits payable under the Pension Plan are affected by the Section 415 Limitation in any Plan
Year.

                  "Participant" means an Eligible Employee, upon entry to the Plan.

                  "Pension Plan" means the Stanadyne Automotive Corp. Salaried
Pension Plan, as amended from time to time. "Pension Plan Benefit" means the annual retirement benefit payable to or on account of a Participant from the Pension Plan. Such benefit shall include any benefit from the Stanadyne, Inc.
Salaried Pension Plan, whether or not such benefit is payable under the Lincoln
National Group Annuity Contract Number GA-5844.

                  "Plan" means the Stanadyne Automotive Corp. Benefit
Equalization Plan, as amended from time to time.

                  "Plan Year" means each 12-consecutive month period ending on December 31 during any part of which the Plan is in effect.

                  "Section 415 Limitation" means the limitation on annual
benefits payable from the Pension Plan imposed by Section 415 of the Internal
Revenue Code of 1986, as amended.
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         Where applicable, words used in the masculine herein shall be read and construed in the feminine and words used in the feminine herein shall be read and construed in the masculine. Also, as used herein, singular pronouns shall include the plural or vice versa. Any reference to a "Section" or "Article"
shall mean the indicated section or article of this Plan and any reference to a section, article or definition of the Pension Plan shall mean the indicated
section, article or definition of the Pension Plan.

                                   ARTICLE II

                              BEP PENSION BENEFITS

2.1      BEP Pension Benefit

         (a) Subject to Section 2.1(b), a Participant's BEP Pension Benefit shall be equal to the difference between (1) and (2) where:

                  (1) is the benefit the Participant would have received under the Pension Plan if there had been no Section 415 Limitation, but taking into account the limitations of Section 401(a)(17) of the Internal Revenue Code of 1986 as amended ("Code"); and

                  (2) is the Participant's Pension Plan Benefit.

         (b) The BEP Pension Benefit shall be accrued in the same annuity form as the Pension Plan Benefit accrues under the Pension Plan.

                                   ARTICLE III

                        FORM AND COMMENCEMENT OF PAYMENT
                             OF BEP PENSION BENEFITS

3.1      Form of Benefit Payment
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         A Participant's BEP Pension Benefit shall be payable in any form of benefit payment permitted under the Pension Plan as elected by the
         Participant. Any benefit payable under such an elected form of payment shall be the Actuarial Equivalent of the BEP Pension Benefit payable to such Participant pursuant to Section 2.1.

3.2      Commencement of Benefit Payment

         Payment of a BEP Pension Benefit shall commence at such time as a Participant commences receipt of his Pension Plan Benefit.

3.3      Non-Alienation of Benefits

         No Participant or spouse of a Participant, shall have any right to commute, encumber, transfer or otherwise dispose of or alienate any present or future right or expectancy which he may have at any time to receive payments of benefits hereunder, which benefits and the right thereto are expressly declared to be non-assignable and non-transferable, except to the extent required by law. Any attempt to transfer or assign a benefit, or any rights granted hereunder, by a Participant or his spouse shall, in the sole discretion of the Benefits
         Committee (after consideration of such factors as it deems pertinent), be grounds for terminating any rights of the Participant, or his spouse, to any portion of the Plan benefits not previously paid.

3.4      Claims Procedure

         A claim for the benefits hereunder may be made in writing to the
         Benefits Committee; provided, however, that a claim by a Participant for retirement benefits under the Pension Plan, shall be deemed to be a claim hereunder.
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                                   ARTICLE IV

                                  DEATH BENEFIT

4.1      Amount of Survivor Benefit

         Upon the death of a Participant while employed by the Company or an Affiliate, a survivor benefit under this Plan shall be paid to his Beneficiary, equal to the difference between (1) and (2) where:

                  (1) is the death benefit that would have been payable under the Pension Plan if there had been no Section 415 Limitation, but taking into account the limitations of Code section 401(a)(17); and

                  (2) is the actual death benefit payable under the Pension
         Plan.

4.2      Designation of Beneficiary

         The Beneficiary of a deceased Participant shall be the Participant's spouse.

4.3      Form and Commencement of Survivor Benefit Payments

         Payment of a survivor benefit under this plan shall be made in such form, and shall commence at such time, as the survivor benefit under the Pension Plan.


                                    ARTICLE V

                               BENEFITS COMMITTEE

5.1      Fiduciary Status

         Neither the Benefits Committee nor its individual members shall be deemed to be a fiduciary with respect to the Plan.

5.2      Quorum
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         A majority of the members of the Benefits Committee shall constitute a quorum for any meeting held with respect to the Plan, and the acts of a majority of the members present at any meeting at which a quorum is present, or the acts unanimously approved in writing by all such members, shall be valid acts

5.3      Powers of Benefits Committee

         The Benefits Committee shall have the power and duty to do all things necessary or convenient to effect the intent and purposes of the Plan and not inconsistent with any of the provisions hereof, whether or not such powers and duties are specifically set forth herein, and, by way of amplification and not limitation of the foregoing, the Benefits
         Committee shall have the power to:

                  (A) provide rules and regulations for the management, operation and administration of the Plan, and, from time to time, to amend or supplement such rules and regulations;

                  (B) construe the Plan, which construction, as long as made in good faith, shall be final and conclusive upon all parties hereto; and

                  (C) correct any defect, supply any omission, or reconcile any inconsistency in the Plan in such manner and to such extent as it shall deem expedient to carry the same into effect, and it shall be the sole and final judge of when such action shall be appropriate.
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5.4      Conclusive Effect of Determination

         The acts and determinations of the Benefits Committee within the powers conferred by the Plan shall be final and conclusive for all purposes of the Plan, and shall not be subject to appeal or review by persons or entities other than the Board of Directors.

5.5      Liability; Indemnification

         No member of the Benefits Committee shall be directly or indirectly responsible or under any liability by reason of any action or default by him as a member of the Benefits Committee, or the exercise of or failure to exercise any power or discretion as such member; except for his own fraud or willful misconduct. No member of the Benefits
         Committee shall be liable in any way for the acts or defaults of any other member of the Benefits Committee, or any of its advisors, agents or representatives. The Company shall indemnify and save harmless each member of the Benefits Committee against any and all expense and liabilities arising out of his own membership on the Benefits
         Committee; except expenses and liabilities arising out of a Benefits
         Committee member's own fraud or willful misconduct.

5.6      Compensation

         Members of the Benefits Committee who are employees of the Company shall receive no compensation for their services rendered as members of the Benefits Committee. Any other members of the Benefits Committee may receive such reasonable compensation for their services as may be authorized from time to time by the Board of Directors and, except as otherwise provided by this Article, shall be entitled to receive their reasonable expenses incurred in administering the Plan. Any such compensation and expenses, as
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         well as extraordinary expenses authorized by the Board of Directors, shall be paid by the Company.

5.7      Company to Provide Information

         The Company shall furnish to the Benefits Committee in writing all information the Company deems appropriate for the Benefits Committee to exercise its powers and duties in the administration of the Plan. Such information may include, but shall not be limited to, the names of all Participants, their earnings and their dates of birth, employment, termination of employment, retirement or death. Such information shall be conclusive for all purposes of the Plan and the Benefits Committee shall be entitled to rely thereon without any investigation thereof;
         provided, however, that the Benefits Committee may correct any errors discovered in any such information.

5.8      Availability of Reports

         The Benefits Committee shall make available, at the request of each Participant and spouse, for examination at the principal office of the Company (or at such other location as may be determined by the Benefits
         Committee), a copy of the Plan and such of its records, or copies thereof, as may pertain to any benefits of such Participant or spouse under the Plan.

5.9      Conflicts of Interest

         No member of the Benefits Committee may act, vote, or otherwise influence a decision of the Benefits Committee specifically relating to his or her benefits, if any, under the Plan.
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                                   ARTICLE VI

                               GENERAL PROVISIONS

6.1      Benefits Payable by Company

         Any Participant who may have or claim any interest in or right to any compensation, payment, or benefit payable hereunder, shall rely solely upon the unsecured promise of the Company as set forth herein for the payment thereof, and nothing herein contained shall be construed to give to or vest in the Participant or any other person now or at any time in the future, any right, title, interest, or claim in or to any specific asset, fund, reserve, account, insurance or annuity policy or contract, or other property of any kind whatever owned by the Company, or in which the Company may have any right, title, or interest, now or at any time in the future.

6.2      No Trust Fund or Segregation of Assets Required

         Neither the Company, the Benefits Committee, nor its individual members, shall segregate or otherwise identify specific assets to be applied to the purposes of the Plan, nor shall any of them be deemed to be trustee of any amounts to be paid under the Plan. Any liability of the Company to any person with respect to benefits payable under the Plan shall be based solely upon such contractual obligations, if any, as shall be created by the Plan, and shall give rise only to a claim against the general assets of the Company. No such liability shall be deemed to be secured by any pledge or any other encumbrance on any specific property of the Company.

6.3      Effect on Other Plans
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         It is agreed and understood that any benefits accrued under this Plan are in addition to any and all employee benefits to which a Participant may otherwise be entitled under any other contract, arrangement, or voluntary pension, profit sharing or other compensation plan of the
         Company, whether funded or unfunded, and that this Plan shall not affect or impair the rights or obligations of the Company or a
         Participant under any other such contract, arrangement, or voluntary pension, profit sharing or other compensation plan.

6.4      Amendment or Termination

         This Plan may be amended, modified, suspended, or terminated by the Board of Directors if and when it deems such action necessary, provided, however, that notwithstanding the foregoing, no such amendment, modification, suspension, or termination shall reduce the benefit to which a Participant or spouse was entitled immediately prior to such amendment, modification, suspension, or termination. No
         Participant or spouse shall have any contractual right to future benefits otherwise payable, as of the date of such action by the Board of Directors.

6.5      Severability

         If any term or condition of the Plan shall be invalid or unenforceable to any extent or in any application, then the remainder of the Plan, with the exception of such invalid or unenforceable provision, shall not be affected thereby, and shall continue in effect and application to its fullest extent.
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6.6      Status of Employment

         Neither the establishment of the Plan, any provisions of the Plan, nor any action of the Benefits Committee shall be held or construed to confer upon any employee the right to a continuation of employment by the Company. Subject to any applicable employment contract, the Company reserves the right to dismiss any employee, or otherwise deal with any employee to the same extent as though the Plan had not been adopted.

6.7      Payments to Incompetents

         If the Benefits Committee determines that a Participant or spouse is unable to care for his affairs because of illness or accident, or is a minor, any benefit due such Participant or beneficiary may be paid to his spouse, child, parent, or any other person deemed by the Benefits
         Committee to have incurred expense for such Participant or beneficiary
         (including a duly appointed guardian, committee, or other legal representative), and any such payment shall be a complete discharge of the Company's obligation hereunder.

6.8      Governing Law

         The Plan shall be construed, administered, and enforced according to the laws of the State of Connecticut, except to the extent that such laws are preempted by the federal laws of the United States of America.

                  IN WITNESS WHEREOF, STANADYNE AUTOMOTIVE CORP. has caused this
         Plan to be adopted as of January 1, 1992.

                                                     STANADYNE AUTOMOTIVE CORP.
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                                                     By:________________________